SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                            _______________________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  April 17, 2006


                             TRANS-LUX CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                     1-2257                    13-1394750
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(State or other jurisdiction     (Commission            (I.R.S. Employer
of incorporation)                 File Number)          Identification No.)


                  110 Richards Avenue, Norwalk, CT 06856-5090
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321



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         (Former name or former address, if changed since last report.)

Item 8.01 Other Events

          On April 17, 2006, Trans-Lux Corporation issued a press release on the financial performance for the fourth quarter of 2005 and annual results.

Item 9.01 Financial Statements and Exhibits

            (c) Exhibits.

                 99     Press release dated April 17, 2006


                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANS-LUX CORPORATION


                                       By:  /s/ Angela D. Toppi
                                            ------------------------
                                            Angela D. Toppi
                                            Executive Vice President
                                            and Chief Financial Officer

Date:  April 17, 2006